                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 8, 2006


                                 CENVEO, INC.
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              (Exact Name of Registrant as Specified in Charter)


       COLORADO                    1-12551                  84-1250533
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(State of Incorporation)         (Commission              (IRS Employer
                                 File Number)          Identification No.)


ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT                                                  06901
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (203) 595-3000

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 8, 2006, Cenveo, Inc. (the "Company") issued a press release announcing its results of operations for the third quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         The foregoing information is intended to be furnished under Item 2.02 "Results of Operations and Financial Condition" in accordance with Securities and Exchange Commission Release No. 33-8400. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 8.01         OTHER EVENTS.

         The Company advises its shareholders of the following information omitted from its most recent annual report to shareholders: The most recent certifications by the Company's CEO and CFO pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed as exhibits to the Company's Form 10-K for fiscal 2005. The Company also filed timely and without qualification with the New York Stock Exchange ("NYSE") its most recent annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. To the extent required, the Company will include this disclosure in future annual reports.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 8, 2006

                                              CENVEO, INC.


                                              By:  /s/ Sean S. Sullivan
                                                   --------------------
                                                   Sean S. Sullivan
                                                   Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Press Release of Cenveo, Inc. dated November 8, 2006